Fair value measurements	12 Months Ended
Dec. 31, 2022
Fair Value Disclosures [Abstract]
Fair value measurements	Fair value measurements
The Company determines fair value based on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. It is our policy to maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements, in accordance with the fair value hierarchy as described below. Where limited or no observable market data exists, fair value measurements for assets and liabilities are primarily based on management’s own estimates and are calculated based upon the economic and competitive environment, the characteristics of the asset or liability and other such factors. Therefore, the results may not be realized in actual sale or immediate settlement of the asset or liability.
The degree of judgment used in measuring the fair value of a financial and non-financial asset or liability generally correlates with the level of pricing observability. We classify our fair value measurements based on the observability and significance of the inputs used in making the measurement, as provided below:
Level 1—Quoted prices available in active markets for identical assets or liabilities as of the reported date.
Level 2—Observable market data. Inputs include quoted prices for similar assets, liabilities (risk adjusted) and market-corroborated inputs, such as market comparables, interest rates, yield curves and other items that allow value to be determined.
Level 3—Unobservable inputs from our own assumptions about market risk developed based on the best information available, subject to cost benefit analysis. Inputs may include our own data.
Fair value measurements are classified in their entirety based on the lowest level of input that is significant to their fair value measurement.
Assets and liabilities measured at fair value on a recurring basis
As of December 31, 2022 and 2021, our derivative portfolio consisted of interest rate swaps and caps. The fair value of derivatives is based on dealer quotes for identical instruments. We have also considered the credit rating and risk of the counterparty of the derivative contract based on quantitative and qualitative factors. As such, the valuation of these instruments was classified as Level 2. As of December 31, 2022 and 2021, we held investments at fair value of $59.1 million and $38.4 million, respectively. The valuation of these investments were primarily classified as Level 1, based on quoted market price. During the year ended December 31, 2022, we recognized losses on investments at fair value of $17.7 million. During the years ended December 31, 2021, and 2020 we recognized a gain on investment at fair value of $2.3 million and a loss on investment of $143.5 million, respectively.
The following tables present our financial assets and liabilities that we measured at fair value on a recurring basis by level within the fair value hierarchy as of December 31, 2022 and 2021:

	December 31, 2022
	Total	Level 1	Level 2	Level 3
Assets
Investments, at fair value	$59,081	$39,081	$—	$20,000
Derivative assets	211,993	—	211,993	—

	December 31, 2021
	Total	Level 1	Level 2	Level 3
Assets
Investment, at fair value	$38,367	$38,367	$—	$—
Derivative assets	16,909	—	16,909	—

Liabilities
Derivative liabilities	$71,197	$—	$71,197	$—
Assets and liabilities measured at fair value on a non-recurring basis
We measure the fair value of certain definite-lived intangible assets and our flight equipment on a non-recurring basis, when U.S. GAAP requires the application of fair value, including when events or changes in circumstances indicate that the carrying amounts of the assets may not be recoverable.
Management develops the assumptions used in the fair value measurements. Therefore, the fair value measurements of definite-lived intangible assets and flight equipment are classified as Level 3 valuations.
Flight equipment
Inputs to non-recurring fair value measurements categorized as Level 3
We use the income approach to measure the fair value of flight equipment, which is based on the present value of estimated future cash flows. Key inputs to the income statement approach include the discount rate, current contractual lease cash flows, projected future non-contractual lease or sale cash flows, extended to the end of the aircraft’s estimated holding period in its highest and best use, and a contractual or estimated disposition value.
The current contractual lease cash flows are based on the in-force lease rates. The projected future non-contractual lease cash flows are estimated based on the aircraft type, age, and the airframe and engine configuration of the aircraft. The projected non-contractual lease cash flows are applied to follow-on lease terms, which are estimated based on the age of the aircraft at the time of re-lease and are assumed through the estimated holding period of the aircraft. The estimated holding period is the period over which future cash flows are assumed to be generated. Shorter holding periods can result when a potential sale or future disassembly of an aircraft for the sale of its parts (“part-out”) of an individual aircraft has been contracted for, or is likely. In instances of a potential sale or part-out, the holding period is based on the estimated sale or part-out date. The disposition value is generally estimated based on aircraft type. In situations where the aircraft will be disposed of, the disposition value assumed is based on an estimated part-out value or the contracted sale price.
The estimated future cash flows, as described above, are then discounted to present value. The discount rate used is based on the aircraft type and incorporates assumptions market participants would use regarding the likely debt and equity financing components, and the required returns of those financing components.
For flight equipment that we measured at fair value on a non-recurring basis, as a result of aircraft that were impaired, during the year ended December 31, 2022, the following table presents the fair value of such flight equipment that were impaired as of the measurement date, the valuation technique and the related unobservable inputs:

	Fair value	Valuation technique	Unobservable input	Weighted average
Flight equipment	$459,883,544	Income approach	Discount rate	7%
			Non-contractual cash flows as a % of total cash flows	93%
The significant unobservable inputs utilized in the fair value measurement of flight equipment are the discount rate and the non-contractual cash flows. The discount rate is affected by movements in the aircraft funding markets, including fluctuations in required rates of return in debt and equity, and loan to value ratios. The non-contractual cash flows represent management’s estimate of the non-contractual cash flows over the remaining life of the aircraft. An increase in the discount rate would decrease the fair value measurement of the aircraft, while an increase in the estimated non-contractual cash flows would increase the fair value measurement of the aircraft.
Fair value disclosures of financial instruments
The fair value of restricted cash and cash and cash equivalents approximates their carrying value because of their short-term nature (Level 1). The fair value of our long-term unsecured debt is estimated using quoted market prices for similar or identical instruments, depending on the frequency and volume of activity in the market. The fair value of our long-term secured debt is estimated using a discounted cash flow analysis based on current market interest rates and spreads for debt with similar characteristics (Level 2). Derivatives are recognized in our Consolidated Balance Sheets at their fair value. The fair value of derivatives is based on dealer quotes for identical instruments. We have also considered the credit rating and risk of the counterparties of the derivative contracts based on quantitative and qualitative factors (Level 2).
As of December 31, 2022 and 2021, we held investments at fair value of $59.1 million and $38.4 million, respectively. The valuation of these investments were primarily classified as Level 1, based on quoted market price.
As of December 31, 2022 and 2021 loans receivable and notes receivable carried at amortized cost had estimated fair values of $329.7 million and $486.2 million, and $403.4 million and $616.9 million respectively, and were classified as Level 3.
All of our financial instruments are carried at amortized cost, other than our derivatives and investments which are measured at fair value on a recurring basis. The carrying amounts and fair values of our most significant financial instruments as of December 31, 2022 and 2021 were as follows:

	December 31, 2022
	Carrying value		Fair value	Level 1	Level 2	Level 3
Assets
Cash and cash equivalents	$1,597,147		$1,597,147	$1,597,147	$—	$—
Restricted cash	159,623		159,623	159,623	—	—
Loans receivable	351,357		329,650	—	—	329,650
Notes receivable	486,223		486,223	—	—	486,223
Investments, at fair value	59,081		59,081	39,081	—	20,000
Derivative assets	211,993		211,993	—	211,993	—
	$2,865,424		$2,843,717	$1,795,851	$211,993	$835,873
Liabilities
Debt	$46,801,683	(a)	$42,525,932	$—	$42,525,932	$—
	$46,801,683		$42,525,932	$—	$42,525,932	$—

(a)Excludes debt issuance costs, debt discounts and debt premium.

	December 31, 2021
	Carrying value		Fair value	Level 1	Level 2	Level 3
Assets
Cash and cash equivalents	$1,728,794		$1,728,794	$1,728,794	$—	$—
Restricted cash	185,959		185,959	185,959	—	—
Loans receivable	403,378		403,378	—	—	403,378
Notes receivable	616,883		616,883	—	—	616,883
Investment, at fair value	38,367		38,367	38,367	—	—
Derivative assets	16,909		16,909	—	16,909	—
	$2,990,290		$2,990,290	$1,953,120	$16,909	$1,020,261
Liabilities
Debt	$50,548,472	(a)	$51,348,160	$—	$51,348,160	$—
Derivative liabilities	71,197		71,197	—	71,197	—
	$50,619,669		$51,419,357	$—	$51,419,357	$—

(a)Excludes debt issuance costs, debt discounts and debt premium.